Exhibit 99.1

For more information, contact:

Investors:

Corey Kinger

VP Investor Relations

212.601.7569

corey.kinger@ww.com

Media:

Nicole Penn

VP Corporate Communications

917.734.0802

nicole.penn@ww.com

WW Announces Strong Third Quarter 2020 Results and Continued Subscriber Momentum

•	Q3 2020 End of Period Subscribers up 5% year-over-year to 4.7 million, an all-time Q3-end high

•	Q3 2020 End of Period Digital Subscribers up 23% year-over-year, an all-time Q3-end high

•	Q3 2020 Revenues of $321 million, down 8%, or 9% on a constant currency basis, year-over-year due to anticipated declines in the Studio + Digital business

•	Q3 2020 Gross Margin of 59.3%; excluding one-time charges, Q3 2020 adjusted gross margin increased year-over-year to 59.6% driven primarily by a mix shift to higher margin Digital business

•	Q3 2020 Operating Income of $93 million; excluding one-time charges, Q3 2020 adjusted operating income of $95 million matched Q3 2019 operating income

NEW YORK (October 29, 2020) – WW International, Inc. (NASDAQ: WW) today announced its results for the third quarter of fiscal 2020.

“The world has profoundly changed and WW, being a human-focused technology company, is needed now more than ever,” said Mindy Grossman, the Company’s President and CEO. “We ended the quarter with 4.7 million subscribers, marking a new record for a third quarter close. We accelerated initiatives that were already underway to create a truly differentiated, tech-enabled, member experience. Building on the massive success of the myWW food program, we are thrilled for the upcoming launch of our newest innovation myWW+ which offers even deeper personalized insights and new app features to deliver an enriching and fully interactive member experience.”

Amy O’Keefe, the Company’s CFO, said, “The power of our high-margin digital subscription business is demonstrated in our Q3 results as year-over-year we grew total subscribers, matched operating income levels, and grew EPS, despite the negative impact of COVID-19 on our Studio business. We remain focused on maximizing member recruitment opportunities, while maintaining cost discipline and increasing the flexibility of our operating structure. We are confident we have the right initiatives in place to fuel profitability and growth.”

Q3 2020 Consolidated Results

	Three Months Ended			% Change Adjusted for
(in millions except percentages and per share amounts)	September 26, 2020	September 28, 2019	% Change	Constant Currency(1)
Service Revenues, net	$282.3	$298.0	(5.3%)	(6.7%)
Product Sales and Other, net	38.4	50.5	(24.0%)	(25.4%)

Revenues, net	$320.7	$348.6	(8.0%)	(9.4%)
Gross Profit	190.1	194.8	(2.4%)	(4.0%)
Adjustments
2020 Restructuring Charges	$1.1	—

Adjusted Gross Profit(1)	$191.2	$194.8	(1.9%)	(3.5%)
Operating Income	$92.6	$94.7	(2.2%)	(4.2%)
Adjustments
2020 Restructuring Charges	$2.3	—

Adjusted Operating Income(1)	$94.9	$94.7	0.2%	(1.8%)
Net Income*	$54.5	$47.1	15.8%	12.9%
EPS	$0.78	$0.68	15.2%	12.3%
Total Paid Weeks	62.1	58.6	6.0%	N/A
Digital(2) Paid Weeks	49.9	40.3	23.8%	N/A
Studio + Digital(3) Paid Weeks	12.2	18.3	(33.3%)	N/A
End of Period Subscribers(4)	4.7	4.4	5.3%	N/A
Digital Subscribers	3.8	3.1	23.5%	N/A
Studio + Digital Subscribers	0.9	1.3	(36.5%)	N/A

Note: Totals may not sum due to rounding.

(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)	“Digital” refers to providing subscriptions to the Company’s digital product offerings, including the Personal Coaching + Digital product.
(3)

“Studio + Digital” refers to providing access to the Company’s weekly in-person workshops combined with the Company’s digital subscription product offerings to commitment plan subscribers. The “Studio + Digital” business also includes the provision of access to workshops for members who do not subscribe to commitment plans, including the Company’s “pay-as-you-go” members.

(4)	“Subscribers” refers to Digital subscribers and Studio + Digital subscribers who participate in recur bill programs in Company-owned operations.

*	Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to WW International, Inc.

Q3 2020 Business and Financial Highlights

•

End of Period Subscribers in Q3 2020 were up 5.3% versus the prior year period, driven by Digital subscriber growth across all major geographic markets. Q3 2020 End of Period Digital Subscribers were up 23.5% and End of Period Studio + Digital Subscribers were down 36.5% versus the prior year period.

•

Total Paid Weeks in Q3 2020 were up 6.0% versus the prior year period, driven by Digital growth across all major geographic markets. Q3 2020 Digital Paid Weeks increased 23.8% and Studio + Digital Paid Weeks decreased 33.3% versus the prior year period.

•	Revenues in Q3 2020 were $320.7 million. On a constant currency basis, Q3 2020 revenues decreased 9.4% versus the prior year period.

¡

Service Revenues in Q3 2020 were $282.3 million. On a constant currency basis, these revenues decreased 6.7% versus the prior year period, driven by declines in Studio + Digital Fees primarily as a result of fewer open studios and reduced operations related to COVID-19.

¡

Product Sales and Other in Q3 2020 were $38.4 million. On a constant currency basis, these revenues decreased 25.4% versus the prior year period, driven by declines in product sales primarily as a result of fewer open studios and reduced operations related to COVID-19.

•

Gross Profit in Q3 2020 was $190.1 million and adjusted gross profit in Q3 2020 was $191.2 million, which excluded $1.1 million in charges associated with the Company’s previously disclosed 2020 organizational restructuring plan. Gross profit in Q3 2019 was $194.8 million.

¡	Gross Margin in Q3 2020 was 59.3%. Adjusted gross margin was 59.6%, up from 55.9% in the prior year period driven primarily by a mix shift to the Company’s higher margin Digital business.

•

Operating Income in Q3 2020 was $92.6 million and adjusted operating income in Q3 2020 was $94.9 million, which excluded the $2.3 million in charges associated with the Company’s previously disclosed 2020 organizational restructuring plan. Operating income in Q3 2019 was $94.7 million.

¡

Operating Income Margin for Q3 2020 was 28.9%. Adjusted operating income margin was 29.6%, an increase from 27.2% in the prior year period driven primarily by a mix shift to the Company’s higher margin Digital business as well as continued expense discipline.

•

Effective Tax Rate in Q3 2020 was 13.6%, versus 21.8% in the prior year period. The tax rate was lower in Q3 2020 primarily due to a $7.6 million discrete tax benefit related to the reversal of prior years’ global intangible low-taxed income, or GILTI, taxes that are no longer required.

•	Net Income in Q3 2020 was $54.5 million compared to $47.1 million in the prior year period.

•	Earnings per fully diluted share (EPS) in Q3 2020 was $0.78 compared to $0.68 in the prior year period.

¡	Certain items affect year-over-year comparability. The following items in the aggregate positively impacted Q3 2020 fully diluted EPS by $0.09:

◾	$0.02 per fully diluted share negative impact from charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

◾	$0.11 per fully diluted share benefit from the reversal of prior years’ tax expense related to GILTI.

Other Items

•	Cash balance as of September 26, 2020 was $204.4 million. On that same date, the Company had no outstanding borrowings under its $175 million revolving credit facility.

•

2020 Restructuring Plan: The Company has revised the estimated cost of its previously disclosed restructuring plan to $22.5 million primarily driven by strategic cost reductions to its global Studio + Digital operations to adjust to anticipated consumer demand.

Third Quarter 2020 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Mindy Grossman, President and Chief Executive Officer, Nicholas Hotchkin, Chief Operating Officer, and Amy O’Keefe, Chief Financial Officer, will discuss the third quarter of fiscal 2020 results and answer questions from the investment community.

The live webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, in the Investors section under Presentations and Events. Supplemental investor materials will also be available in the same location prior to the start of the webcast. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release and today’s scheduled conference call:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Gross profit, gross profit margin, operating income, operating income margin, and selling, general and administrative expenses are discussed both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis), with respect to the third quarter of fiscal 2020 to exclude the impact of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan, and with respect to the first nine months of fiscal 2020 to exclude the impact of the impairment charge for the Company’s goodwill related to its Brazil operations, the impact of the one-time stock compensation expense associated with the previously disclosed option granted to Ms. Oprah Winfrey in connection with the Company extending its partnership with Ms. Winfrey and charges associated with the Company’s previously disclosed 2020 organizational restructuring plan, as applicable. The Company also presents in the attachments to this release the non-GAAP financial measures earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”), earnings before interest, taxes, depreciation, amortization, stock-based compensation, 2020 restructuring charges and goodwill impairment (“Adjusted EBITDAS”), net debt, and a net debt to Adjusted EBITDAS ratio. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About WW International, Inc.

WW – Weight Watchers reimagined – is a global wellness company powered by the world’s leading commercial weight management program. We inspire millions of people to adopt healthy habits for real life. Through our engaging tech-enabled experience and face-to-face group workshops, members follow our livable and sustainable program of healthy eating, physical activity, and a helpful mindset. Leveraging more than five decades of experience in building inspired communities and our deep expertise in behavioral science, we aim to democratize wellness and to deliver wellness for all. To learn more about the WW approach to healthy living, please visit ww.com. For more information about our global business, visit our corporate website at corporate.ww.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, revenue and earnings guidance and any statements about the Company’s plans, strategies and prospects and the impact of the COVID-19 virus. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: the impact of the global outbreak of the COVID-19 virus on the Company’s business and liquidity and on the business environment and markets in which the Company operates; competition from other weight management and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives, including the Company’s strategic digital transformation; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers and other partners; the impact of the Company’s substantial amount of debt, debt service obligations and debt covenants, and the Company’s exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., the largest holder of the Company’s common stock and a shareholder with significant influence over the Company, will conflict with the Company’s interests or the interests of other holders of the Company’s common stock; the impact that the sale of substantial amounts of the Company’s common stock by existing large shareholders, or the perception that such sales could occur, could have on the market price of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the United States Securities and Exchange Commission (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

UNAUDITED

	September 26, 2020	December 28, 2019

ASSETS
Cash and cash equivalents	$204,397	$182,736
Other current assets	117,007	112,654

TOTAL CURRENT ASSETS	321,404	295,390
Property and equipment, net	57,306	54,066
Operating lease assets	131,777	151,983
Goodwill, franchise rights and other intangible assets, net	964,061	970,392
Other assets	28,461	26,483

TOTAL ASSETS	$1,503,009	$1,498,314

LIABILITIES AND TOTAL DEFICIT
Portion of long-term debt due within one year	$96,250	$96,250
Portion of operating lease liabilities due within one year	35,101	33,236
Other current liabilities	232,998	264,584

TOTAL CURRENT LIABILITIES	364,349	394,070
Long-term debt	1,426,580	1,479,920
Long-term operating lease liabilities	110,034	128,464
Deferred income taxes, other	183,197	177,681

TOTAL LIABILITIES	$2,084,160	$2,180,135

Redeemable noncontrolling interest	3,599	3,722

Shareholders’ deficit	(584,750)	(685,543)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,503,009	$1,498,314

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	September 26, 2020	September 28, 2019
Service revenues, net (1)	$282,310	$298,041
Product sales and other, net (2)	38,389	50,526

Revenues, net	320,699	348,567

Cost of services (3)	99,485	122,374
Cost of product sales and other	31,118	31,424

Cost of revenues	130,603	153,798

Gross profit	190,096	194,769
Marketing expenses	38,262	36,327
Selling, general and administrative expenses	59,192	63,713

Operating income	92,642	94,729
Interest expense	29,735	33,118
Other (income) expense, net	(211)	1,460

Income before income taxes	63,118	60,151
Provision for income taxes	8,604	13,123

Net income	54,514	47,028
Net loss attributable to the noncontrolling interest	11	58

Net income attributable to WW International, Inc.	$54,525	$47,086

Earnings Per Share attributable to WW International, Inc.
Basic	$0.80	$0.70

Diluted	$0.78	$0.68

Weighted average common shares outstanding:
Basic	68,013	67,298

Diluted	70,002	69,617

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Studio + Digital Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product. “Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in studios, via e-commerce, and through several trusted retail partners, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and royalties.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Studio + Digital services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Nine Months Ended
	September 26, 2020	September 28, 2019
Service revenues, net (1)	$899,964	$918,535
Product sales and other, net (2)	154,733	162,219

Revenues, net	1,054,697	1,080,754

Cost of services (3)	343,056	373,452
Cost of product sales and other	115,882	95,771

Cost of revenues	458,938	469,223

Gross profit	595,759	611,531
Marketing expenses	198,090	200,543
Selling, general and administrative expenses	225,509	188,889
Goodwill impairment	3,665	—

Operating income	168,495	222,099
Interest expense	92,281	103,045
Other expense, net	230	2,201

Income before income taxes	75,984	116,853
Provision for income taxes	13,546	26,834

Net income	62,438	90,019
Net loss attributable to the noncontrolling interest	30	214

Net income attributable to WW International, Inc.	$62,468	$90,233

Earnings Per Share attributable to WW International, Inc.
Basic	$0.92	$1.34

Diluted	$0.89	$1.30

Weighted average common shares outstanding:
Basic	67,697	67,129

Diluted	69,936	69,364

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Studio + Digital Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product. “Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in studios, via e-commerce, and through several trusted retail partners, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues (including revenues from the WW Presents: Oprah’s 2020 Vision tour), and franchise fees with respect to commitment plans and royalties.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Studio + Digital services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended		Variance
	September 26,	September 28,
	2020	2019
Digital Paid Weeks (1)
North America	31,776	25,484	24.7%
CE	13,857	11,526	20.2%
UK	3,385	2,540	33.2%
Other (2)	913	797	14.5%

Total Digital Paid Weeks	49,932	40,348	23.8%

Studio + Digital Paid Weeks (1)
North America	8,339	12,465	(33.1%)
CE	1,938	2,701	(28.2%)
UK	1,588	2,571	(38.3%)
Other (2)	326	539	(39.5%)

Total Studio + Digital Paid Weeks	12,191	18,276	(33.3%)

Total Paid Weeks (1)
North America	40,116	37,949	5.7%
CE	15,795	14,226	11.0%
UK	4,973	5,112	(2.7%)
Other (2)	1,239	1,336	(7.3%)

Total Paid Weeks	62,123	58,623	6.0%

End of Period Digital Subscribers (3)
North America	2,416	1,947	24.1%
CE	1,065	878	21.2%
UK	256	198	29.2%
Other (2)	72	61	18.1%

Total End of Period Digital Subscribers	3,809	3,085	23.5%

End of Period Studio + Digital Subscribers (3)
North America	574	905	(36.6%)
CE	142	209	(32.1%)
UK	112	187	(40.1%)
Other (2)	25	42	(39.3%)

Total End of Period Studio + Digital Subscribers	853	1,343	(36.5%)

Total End of Period Subscribers (3)
North America	2,990	2,852	4.8%
CE	1,206	1,087	11.0%
UK	368	385	(4.5%)
Other (2)	98	103	(5.2%)

Total End of Period Subscribers	4,662	4,428	5.3%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching + Digital); (ii) “Studio + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Studio + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching + Digital, subscribers; (ii) “End of Period Studio + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Studio + Digital Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Nine Months Ended		Variance
	September 26,	September 28,
	2020	2019
Digital Paid Weeks (1)
North America	91,635	76,119	20.4%
CE	40,758	34,672	17.6%
UK	9,276	7,512	23.5%
Other (2)	2,750	2,363	16.4%

Total Digital Paid Weeks	144,419	120,666	19.7%

Studio + Digital Paid Weeks (1)
North America	31,973	38,843	(17.7%)
CE	7,522	8,919	(15.7%)
UK	6,172	7,959	(22.5%)
Other (2)	1,352	1,744	(22.4%)

Total Studio + Digital Paid Weeks	47,019	57,465	(18.2%)

Total Paid Weeks (1)
North America	123,608	114,962	7.5%
CE	48,280	43,591	10.8%
UK	15,448	15,471	(0.2%)
Other (2)	4,102	4,107	(0.1%)

Total Paid Weeks	191,438	178,131	7.5%

End of Period Digital Subscribers (3)
North America	2,416	1,947	24.1%
CE	1,065	878	21.2%
UK	256	198	29.2%
Other (2)	72	61	18.1%

Total End of Period Digital Subscribers	3,809	3,085	23.5%

End of Period Studio + Digital Subscribers (3)
North America	574	905	(36.6%)
CE	142	209	(32.1%)
UK	112	187	(40.1%)
Other (2)	25	42	(39.3%)

Total End of Period Studio + Digital Subscribers	853	1,343	(36.5%)

Total End of Period Subscribers (3)
North America	2,990	2,852	4.8%
CE	1,206	1,087	11.0%
UK	368	385	(4.5%)
Other (2)	98	103	(5.2%)

Total End of Period Subscribers	4,662	4,428	5.3%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching + Digital); (ii) “Studio + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Studio + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching + Digital, subscribers; (ii) “End of Period Studio + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Studio + Digital Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2020 Variance
						2020
						Constant
	Q3 2020			Q3 2019	2020	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2019	2019
Selected Financial Data
Consolidated Company Revenues	$320,699	$(4,829)	$315,870	$348,567	(8.0%)	(9.4%)
Consolidated Digital Subscription Revenues (1)	$188,731	$(3,161)	$185,570	$153,940	22.6%	20.5%
Consolidated Studio + Digital Fees (2)	$93,579	$(995)	$92,584	$144,101	(35.1%)	(35.8%)
Consolidated Service Revenues (3)	$282,310	$(4,156)	$278,154	$298,041	(5.3%)	(6.7%)
Consolidated Product Sales and Other (4)	$38,389	$(673)	$37,716	$50,526	(24.0%)	(25.4%)

North America
Digital Subscription Revenues (1)	$122,120	$82	$122,202	$101,579	20.2%	20.3%
Studio + Digital Fees (2)	$69,111	$46	$69,157	$108,338	(36.2%)	(36.2%)
Service Revenues (3)	$191,231	$128	$191,359	$209,917	(8.9%)	(8.8%)
Product Sales and Other (4)	$23,964	$15	$23,979	$33,767	(29.0%)	(29.0%)
Total Revenues	$215,195	$142	$215,337	$243,684	(11.7%)	(11.6%)
CE
Digital Subscription Revenues (1)	$53,230	$(2,759)	$50,471	$42,230	26.0%	19.5%
Studio + Digital Fees (2)	$14,288	$(707)	$13,581	$20,644	(30.8%)	(34.2%)
Service Revenues (3)	$67,518	$(3,465)	$64,053	$62,874	7.4%	1.9%
Product Sales and Other (4)	$8,993	$(463)	$8,530	$8,264	8.8%	3.2%
Total Revenues	$76,511	$(3,928)	$72,583	$71,138	7.6%	2.0%
UK
Digital Subscription Revenues (1)	$9,227	$(419)	$8,808	$6,608	39.6%	33.3%
Studio + Digital Fees (2)	$7,515	$(329)	$7,186	$10,733	(30.0%)	(33.0%)
Service Revenues (3)	$16,742	$(748)	$15,994	$17,341	(3.5%)	(7.8%)
Product Sales and Other (4)	$3,730	$(174)	$3,556	$5,592	(33.3%)	(36.4%)
Total Revenues	$20,472	$(922)	$19,550	$22,933	(10.7%)	(14.8%)
Other (5)
Digital Subscription Revenues (1)	$4,154	$(65)	$4,089	$3,523	17.9%	16.0%
Studio + Digital Fees (2)	$2,665	$(5)	$2,660	$4,386	(39.2%)	(39.4%)
Service Revenues (3)	$6,819	$(71)	$6,748	$7,909	(13.8%)	(14.7%)
Product Sales and Other (4)	$1,702	$(51)	$1,651	$2,903	(41.4%)	(43.1%)
Total Revenues	$8,521	$(121)	$8,400	$10,812	(21.2%)	(22.3%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product.
(2)	“Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Studio + Digital Fees”.
(4)

“Product Sales” are sales of consumer products in studios, via e-commerce, and through several trusted retail partners, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and royalties.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2020 Variance
						2020
						Constant
	YTD 2020			YTD 2019	2020	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2019	2019
Selected Financial Data
Consolidated Company Revenues	$1,054,697	$2,265	$1,056,962	$1,080,754	(2.4%)	(2.2%)
Consolidated Digital Subscription Revenues (1)	$541,197	$571	$541,768	$459,764	17.7%	17.8%
Consolidated Studio + Digital Fees (2)	$358,767	$1,427	$360,194	$458,771	(21.8%)	(21.5%)
Consolidated Service Revenues (3)	$899,964	$1,998	$901,962	$918,535	(2.0%)	(1.8%)
Consolidated Product Sales and Other (4)	$154,733	$267	$155,000	$162,219	(4.6%)	(4.5%)

North America
Digital Subscription Revenues (1)	$354,391	$449	$354,840	$303,190	16.9%	17.0%
Studio + Digital Fees (2)	$268,086	$293	$268,379	$342,896	(21.8%)	(21.7%)
Service Revenues (3)	$622,477	$742	$623,219	$646,086	(3.7%)	(3.5%)
Product Sales and Other (4)	$103,949	$63	$104,012	$103,255	0.7%	0.8%
Total Revenues	$726,426	$803	$727,229	$749,341	(3.1%)	(2.9%)
CE
Digital Subscription Revenues (1)	$150,572	$(478)	$150,094	$125,999	19.5%	19.1%
Studio + Digital Fees (2)	$53,665	$243	$53,908	$68,274	(21.4%)	(21.0%)
Service Revenues (3)	$204,237	$(235)	$204,002	$194,273	5.1%	5.0%
Product Sales and Other (4)	$30,084	$67	$30,151	$30,350	(0.9%)	(0.7%)
Total Revenues	$234,321	$(169)	$234,152	$224,623	4.3%	4.2%
UK
Digital Subscription Revenues (1)	$24,374	$(24)	$24,350	$20,019	21.8%	21.6%
Studio + Digital Fees (2)	$26,645	$142	$26,787	$33,493	(20.4%)	(20.0%)
Service Revenues (3)	$51,019	$118	$51,137	$53,512	(4.7%)	(4.4%)
Product Sales and Other (4)	$14,219	$38	$14,257	$18,556	(23.4%)	(23.2%)
Total Revenues	$65,238	$156	$65,394	$72,068	(9.5%)	(9.3%)
Other (5)
Digital Subscription Revenues (1)	$11,860	$625	$12,485	$10,556	12.4%	18.3%
Studio + Digital Fees (2)	$10,371	$748	$11,119	$14,108	(26.5%)	(21.2%)
Service Revenues (3)	$22,231	$1,374	$23,605	$24,664	(9.9%)	(4.3%)
Product Sales and Other (4)	$6,481	$99	$6,580	$10,058	(35.6%)	(34.6%)
Total Revenues	$28,712	$1,473	$30,185	$34,722	(17.3%)	(13.1%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product.
(2)	“Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Studio + Digital Fees”.
(4)

“Product Sales” are sales of consumer products in studios, via e-commerce, and through several trusted retail partners, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues (including revenues from the WW Presents: Oprah’s 2020 Vision tour), and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and royalties.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

									Q3 2020 Variance
											2020 Constant Currency
	Q3 2020							Q3 2019		2020		2020
							Adjusted		2020	Adjusted	2020	Adjusted
					Currency	Constant	Constant		vs	vs	vs	vs
	GAAP	Adjustment		Adjusted	Adjustment	Currency	Currency	GAAP	2019	2019	2019	2019
Selected Financial Data
Gross Profit	$190,096	$1,062	(1)	$191,158	$(3,149)	$186,947	$188,009	$194,769	(2.4%)	(1.9%)	(4.0%)	(3.5%)
Gross Margin	59.3%			59.6%		59.2%	59.5%	55.9%

Selling, General and Administrative Expenses	$59,192	$(1,189	)(2)	$58,003	$(486)	$58,706	$57,517	$63,713	(7.1%)	(9.0%)	(7.9%)	(9.7%)

Operating Income	$92,642	$2,251	(3)	$94,893	$(1,896)	$90,746	$92,997	$94,729	(2.2%)	0.2%	(4.2%)	(1.8%)
Operating Income Margin	28.9%			29.6%		28.7%	29.4%	27.2%

Note: Totals may not sum due to rounding.

(1)	Excludes $1,062 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(2)	Excludes $1,189 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(3)

Excludes the $1,062 and $1,189 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of services and selling, general and administrative expenses, respectively.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

									YTD 2020 Variance
											2020 Constant Currency
	YTD 2020							YTD 2019		2020		2020
							Adjusted		2020	Adjusted	2020	Adjusted
					Currency	Constant	Constant		vs	vs	vs	vs
	GAAP	Adjustment		Adjusted	Adjustment	Currency	Currency	GAAP	2019	2019	2019	2019
Selected Financial Data
Gross Profit	$595,759	$7,565	(1)	$603,323	$1,267	$597,026	$604,591	$611,531	(2.6%)	(1.3%)	(2.4%)	(1.1%)
Gross Margin	56.5%			57.2%		56.5%	57.2%	56.6%

Selling, General and Administrative Expenses	$225,509	$(38,580	)(2)	$186,929	$532	$226,041	$187,461	$188,889	19.4%	(1.0%)	19.7%	(0.8%)

Operating Income	$168,495	$49,810	(3)	$218,304	$(731)	$167,764	$218,540	$222,099	(24.1%)	(1.7%)	(24.5%)	(1.6%)
Operating Income Margin	16.0%			20.7%		15.9%	20.7%	20.6%

Note: Totals may not sum due to rounding.

(1)	Excludes $7,565 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(2)

Excludes the one-time stock compensation expense of $32,686 associated with the previously disclosed option granted to Ms. Oprah Winfrey in connection with the Company extending its partnership with Ms. Winfrey and $5,894 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(3)

Excludes the one-time stock compensation expense of $32,686 associated with the previously disclosed option granted to Ms. Oprah Winfrey in connection with the Company extending its partnership with Ms. Winfrey, the $7,565 and $5,894 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of services and selling, general and administrative expenses, respectively, and the impairment charge of $3,665 for the Company’s goodwill related to its Brazil operations.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS)

UNAUDITED

	Three Months Ended		Nine Months Ended
	September 26,	September 28,	September 26,	September 28,
	2020	2019	2020	2019

Net Income	$54,525	$47,086	$62,468	$90,233
Interest	29,735	33,118	92,281	103,045
Taxes	8,604	13,123	13,546	26,834
Depreciation and Amortization	12,420	10,850	37,402	33,543
Stock-based Compensation	6,029	5,243	48,680	14,927

EBITDAS	$111,313	$109,420	$254,378	$268,582
2020 Restructuring Charges (1)	2,251	—	13,459	—
Goodwill Impairment (2)	—	—	3,665	—

Adjusted EBITDAS	$113,564	$109,420	$271,502	$268,582

Note: Totals may not sum due to rounding.

(1)	Charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(2)	Impairment charge of the Company’s goodwill related to its Brazil operations.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT RATIO)

UNAUDITED

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Trailing Twelve Months
Net Debt to Adjusted EBITDAS
Net Income (Loss)	$29,383	$(6,063)	$14,006	$54,525	$91,851
Interest	32,222	31,551	30,995	29,735	124,503
Taxes	4,679	(651)	5,592	8,604	18,224
Depreciation and Amortization	11,474	12,211	12,771	12,420	48,876
Stock-based Compensation	5,544	3,965	38,686	6,029	54,225

EBITDAS	$83,302	$41,013	$102,049	$111,313	$337,678

2020 Restructuring Charges (1)	$—	$—	$11,209	$2,251	13,459
Goodwill Impairment (2)	$—	$3,665	$—	$—	$3,665

Adjusted EBITDAS	$83,302	$44,678	$113,258	$113,564	$354,803

Total Debt					$1,522,830
Less: Cash					204,397

Net Debt					$1,318,432

Net Debt to Adjusted EBITDAS					3.7 X

Note: Totals may not sum due to rounding.

(1)	Charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(2)	Impairment charge of the Company’s goodwill related to its Brazil operations.